UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2015

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware Delaware	001-36190 001-36191	46-3140312 27-3559821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

(980) 345-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 27, 2015, Extended Stay America, Inc. and its subsidiary, ESH Hospitality, Inc. (together, the “Company”), issued a press release announcing that ESH Hospitality, Inc. has commenced a private offering of senior notes due 2025 in an aggregate principal amount of $500 million. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In connection with the offering, the Company intends to provide prospective investors certain information regarding the Company and ESH Hospitality, Inc. A portion of this information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The information contained in Exhibit 99.2 constitutes only a portion of the information expected to be provided to prospective investors in the private offering and such information should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. Such information speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the attached materials in the future to reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so, except as may be required by law.

The information in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release issued by the Company, dated April 27, 2015.

99.2	Certain information that may be provided to prospective investors in the private offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	General Counsel

ESH HOSPITALITY, INC.

By:	/s/ John R. Dent
Name:	John R. Dent
Title:	General Counsel

Date: April 27, 2015